T. Rowe Price Spectrum Growth Fund

Supplement to Prospectus Dated May 1, 2011

Effective September 1, 2011, the T. Rowe Price Real Assets Fund is being added to the list of underlying funds in which the T. Rowe Price Spectrum Growth Fund can invest.

On page 2, under “Principal Investment Strategies,” the following is added to the Asset Allocation Ranges for Underlying Funds table:

Growth Fund	Investment Range
Real Assets	0-10%

At the top of page 36, the following is added to the end of the first paragraph that describes the risks associated with the Spectrum Growth Fund:

To the extent the fund invests in the Real Assets Fund in an attempt to hedge against accelerating inflation, it is subject to the risk that periods of low inflation will lessen relative returns and cause the fund to underperform other comparable stock funds.

On page 38, the following is added to the Description of Underlying Funds table under Equity Funds:

Equity Funds	Objective/Program
Real Assets

Long-term capital growth through investments in companies that own or are involved in activities related to real assets (such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities).

The date of this supplement is August 15, 2011.

C08-041    8/15/11